Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of
2002

I,  Andrew Schenker , certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Thrive World Wide, Inc. on Form 10-KSB for the fiscal year ended September 30, 2009, fully complies  with the requirements of Section 13(a) or 15(d) of  the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Thrive World Wide, Inc.

Date:  January 14, 2010

By:
/s/ Andrew Schenker
Andrew Schenker
Chief Executive Officer

 Powered by Morningstar Document ResearchSource: Thrive World Wide Inc., 10KSB, January 13, 2010